EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tad M. Ballantyne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mach One Corporation on Form 10-Q for the period ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mach One Corporation.

Date: August 23, 2010	By:	/s/ Tad M. Ballantyne
Tad M. Ballantyne , Chief Executive Officer

I, Patrick G. Sheridan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mach One Corporation on Form 10-Q for the period ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mach One Corporation.

Date: August 23, 2010	By:	/s/ Patrick G. Sheridan
Patrick G. Sheridan, Chief Financial Officer